Operating expense	9 Months Ended
Sep. 30, 2023
Analysis of income and expense [abstract]
Operating expense	Operating expense
The following table provides the unaudited condensed consolidated interim statement of operations classification of the Company's total operating expense:

(in KUSD)	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Cost of product sales	366	1,295	2,275	4,090

R&D
External costs (1)	17,365	24,363	56,966	83,706
Employee expenses (2)	11,075	17,313	42,898	55,459
R&D expense	28,440	41,676	99,864	139,165

S&M
External costs (1)	8,035	8,236	23,724	26,406
Employee expenses (2)	5,695	8,611	19,813	26,470
S&M expense	13,730	16,847	43,537	52,876

G&A
External costs (1)	3,907	5,020	13,326	18,539
Employee expenses (2)	5,454	14,597	22,531	38,329
G&A expense	9,361	19,617	35,857	56,868
Total operating expense	51,897	79,435	181,533	252,999
(1) Includes depreciation expense
(2) Includes share-based compensation expense

The decrease in Cost of product sales for the three and nine months ended September 30, 2023, was primarily driven by lower impairment charges related to the manufacturing of batches that did not meet the Company's specifications.

R&D external costs decreased for the three and nine months ended September 30, 2023 as a result of the completion of the Phase 2 study in 2022 for camidanlumab tesirine (Cami) and our decision to pause the program while we evaluated FDA feedback. The Company continues to assess a potential regulatory pathway and seek a partner to continue developing this program. The Company also had higher cost sharing with our partners, lower clinical trial costs for LOTIS 3, LOTIS 6 and LOTIS 7, as well as lower professional fees related to ZYNLONTA, partially offset by higher clinical trial expenses for LOTIS 5 and LOTIS 9. In ADCT-212, the Company incurred lower manufacturing expenses related to IND-enabling work. The decrease in external costs for ADCT-901 was partially offset by an increase in clinical trial costs and expenses related to the Company's preclinical product candidates and research pipeline. Employee expense decreased for the three and nine months ended September 30, 2023 primarily due to lower share-based compensation expense driven by fluctuations in our share price, voluntary terminations as well as the workforce reduction announced and put into effect during the second quarter of 2023.

The decrease in S&M expenses for the three months ended September 30, 2023 was primarily due to lower share-based compensation expense due to the fluctuations in the Company's share price and voluntary terminations as well as lower wages and benefits. The decrease in S&M expenses for the nine months ended September 30, 2023 was primarily due to lower share-based compensation expense due to the fluctuations in the Company's share price, voluntary terminations and the commercial re-alignment announced and put into effect during the second quarter of 2023, as well as lower spend on marketing, analytics and expenses, including those expenses in the European Union relating to the commercial launch of ZYNLONTA.
The decrease in G&A expenses for the three months ended September 30, 2023 was attributable to lower share-based compensation expense due to fluctuations in the Company's share price and voluntary terminations as well as lower wages and benefits. The decrease in G&A expenses for the nine months ended September 30, 2023 was also attributable to lower share-based compensation expense due to fluctuations in the Company's share price, award forfeitures in connection with the transition of a board member, voluntary terminations and the workforce reduction announced and put into effect during the second quarter of 2023 as well as lower external costs related to insurance and IT and lower professional fees primarily associated with the license agreement entered into with MTPC recognized during the nine months ended September 30, 2022.